Exhibit 10.7

FOURTH AMENDMENT TO SUPPLY AGREEMENT

This FOURTH AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”) is entered into as of March 31, 2014 (the “Amendment Effective Date”), by and between Uroplasty, Inc. (“Purchaser”), and Covidien Sales LLC (assignee in interest of Covidien LP, f/k/a Tyco Healthcare Group LP) (“Supplier”).

Supplier and Purchaser are both parties to a Supply Agreement, dated December 6th, 2007, as amended (the “Agreement”).  The parties wish to amend the Agreement in accordance with the terms and conditions set forth herein.  Any capitalized term used in this Amendment without definition will have the meaning ascribed to it in the Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.          Term.  Effective as of the Amendment Effective Date, Section 2 of the Supply Agreement is hereby deleted and replaced with the following:

This Agreement shall commence upon the Effective Date and shall continue in effect until April 30, 2017 (“Term”), unless earlier terminated pursuant to Section 8.

Section 2.          Shipping. Effective as of May 1, 2014, Section 4.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

The Products sold to Purchaser shall be shipped at Supplier’s cost (for standard delivery) to Purchaser’s Minnetonka, MN facility via a carrier of Supplier’s choice.

Section 3.          Pricing.  Effective as of May 1, 2014, Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

Section 4.          Rebate.  Effective as of May 1, 2014, Section 4.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

4.5          At least thirty (30) days prior to the beginning of each Contract Year, Purchaser and Supplier will mutually agree upon an estimated annual quantity of Product purchases for such Contract Year based on historical purchases and Purchaser’s estimated annual production needs (the “Annual Quantity”).  Pricing for such Contract Year will be based on the price allocated for such estimated Annual Quantity as set forth in Exhibit A (the “Estimated Price”).  At the end of such Contract Year, Supplier will calculate Purchaser’s actual Annual Quantity for the Contract Year, and pricing for all Product purchases during such Contract Year will be adjusted to match the price allocated for such actual Annual Quantity as set forth in Exhibit A (the “Actual Price”). Within sixty (60) days after the end of such Contract Year, the parties will conduct a true-up based on the difference between the Actual Price that should have been paid for all Product units, and the Estimated Price actually paid for all Product units, and Supplier will either pay a rebate to Purchaser, or Purchaser will pay a chargeback to Supplier, as applicable, to make the other party whole for such pricing differential.

Section 5.          Ratification.  Except as specifically provided in this Amendment, the terms and provisions of the Agreement will be and remain unaltered and in full force and effect.  For avoidance of doubt, the parties expressly agree and confirm that the Agreement has continued, and does continue, in full force and effect and without lapse or termination notwithstanding whether the actual date of execution hereof is after the Amendment Effective Date.

THE PARTIES HAVE CAUSED this Amendment to be duly executed as of the Amendment Effective Date.

UROPLASTY, INC.	COVIDIEN SALES LLC acting through its Uni-Patch Division

Signature: /s/ Marc M. Herregraven	Signature: /s/ Tony Mulone
Name: Marc M. Herregraven	Name: Tony Mulone
Title: VP of Manufacturing	Title: Vice President and General Manager, CPS

Exhibit A

Products and Pricing

Product Code (Uroplasty P/N)	Description	Annual Volume	Price*
UPC250-12	MK78100 UPC Stimulation Lead Sets	**	$**
		**	$**
		**	$**
		**	$**

*Pricing to be established at the beginning of each Contract Year with a true-up at the end of each Contract Year as further set forth in Section 4.5.

Estimated Price for the Contract Year starting May 1, 2014 will be at the ** Annual Volume level ($**).

Lead Time for shipments from date of Supplier’s receipt of Purchase Order:  8 weeks

Forecasts to be placed by Purchaser pursuant to Section 3.4.

To help mitigate against potential back-order situations, Supplier will carry 3.5 months’ worth of leadwire component inventory (SKU W00101) based upon Purchaser’s forecasts.

**	Indicates that confidential information has been omitted and filed separately with the Securities and Exchange Commission.